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                           MFS(R) INSTITUTIONAL TRUST

                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND


                      Supplement to the Current Prospectus


The description of portfolio managers under the "Management of the Funds - Investment Adviser" section is hereby restated as follows:

          Large Cap Growth Fund - Stephen Pesek and S. Irfan Ali, Vice Presidents of the Adviser are the Fund's portfolio managers. Mr. Pesek has been employed as a portfolio manager by the Adviser since 1994. Mr. Ali has been employed as a portfolio manager by the Adviser since 1993.
























                  The date of this Supplement is March 5, 1999.